As filed with the Securities and Exchange Commission on March 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Lehman Brothers First Trust Income Opportunity Fund

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Lehman Brothers

First Trust Income

Opportunity Fund

(Ticker Symbol: LBC)

Annual Report

December 31, 2007

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	12

FINANCIAL HIGHLIGHTS/PER SHARE DATA	22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

DIVIDEND REINVESTMENT PLAN	25

Directory	26

Trustees and Officers Table	27

Proxy Voting Policies and Procedures	35

Quarterly Portfolio Schedule	35

Certification	35

Notice to Shareholders	35

Board Consideration of the Management and Sub-Advisory Agreements	35

©2008 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

Dear Shareholder:

We are pleased to present to you the annual report for Lehman Brothers First Trust Income Opportunity Fund, covering the 12 months ended December 31, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation. The Fund pursues this investment objective by investing primarily in high yield debt securities. Its performance is dependent on several factors, including the rate of interest received on securities held by the Fund, the cost of distributions payable on Money Market Cumulative Preferred Shares issued by the Fund, and the results of interest rate hedges used by the Fund in seeking to manage short-term interest rate costs.

Portfolio Co-Managers Ann H. Benjamin and Thomas P. O'Reilly and their team of seasoned investment professionals at Lehman Brothers Asset Management LLC manage the portfolio. The team takes a proactive approach to high yield asset management, integrating detailed security and industry analysis within the context of a global economic outlook. The portfolio management team and research analysts are industry specialists who carry out independent primary research on companies and industries. In addition to seeking value from specific issue selections, they also implement strategies seeking to take advantage of value opportunities across industry sectors and credit quality tiers.

We thank you for the trust you have placed in us by investing in Lehman Brothers First Trust Income Opportunity Fund. We will continue to do our best to earn it.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers First Trust
Income Opportunity Fund

First Trust Income Opportunity Fund Portfolio Commentary

Lehman Brothers First Trust Income Opportunity Fund posted a slight decline for the year on a net asset value (NAV) basis versus a modest advance for its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

During 2007, the high yield bond market experienced two very distinct investment environments. The first half of the year was characterized by strong demand and record new issuance totaling $118 billion. Notwithstanding the risk, high yield investors supported highly leveraged deals and were willing to buy securities with structures such as toggle notes, which allow the issuer to make interest payments with cash or additional notes. Investors' appetite for risk was reflected in a narrowing of the credit spread (the difference in yield between comparable maturity U.S. Treasuries and high yield bonds) to around 2.50% in May, near a historical low.

In the second half of 2007, the signs of serious trouble in the mortgage-backed securities market caused investors to become considerably more risk averse and their enthusiasm for high yield bonds waned. In the early summer, several high profile offerings were pulled from the market. New issuance declined to $43.5 billion in the second half of the year and buyers insisted on structures that provided them with more protection. High yield bond prices began sliding in June and retreated through July before stabilizing temporarily. However, in late October and early November, when leading financial companies in the U.S. and abroad began announcing major write-offs resulting from exposure to lower quality mortgage-backed securities, high yield bonds suffered again. Although the market firmed in December, by year-end, the credit spread noted above had increased to 6.09%.

While the last six months have been painful for high yield investors, we believe that the re-pricing of risk and structural improvements in the new issues market are positive for the longer term health of high yield securities. However, even with more reasonably priced and more conservatively structured new issues, we remain quite selective.

Over the course of 2007, security selection and overweights in the Health Care, Services, Energy, Media and Utilities sectors enhanced returns. The fact that we had almost no exposure to Real Estate or Homebuilders and were underweight in Retailers was also a performance plus. Security selection in the Food and Beverage, and Technology sectors detracted from returns. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over the year. This was a function of security selection rather than an attempt to anticipate interest rate trends. Over the summer, we increased our exposure to BB rated securities (the highest rated high yield securities) at attractive prices. As of year-end, the portfolio's quality distribution stands in line with the benchmark.

High yield fundamentals are directly linked to the relative health of the economy. Recent economic data indicate that the U.S. economy is decelerating and we have reduced our first half 2008 Gross Domestic Product (GDP) growth estimate to 1%, increasing to around 2.5% in the second half as Federal Reserve easing and greater transparency in the credit markets helps reinvigorate the economy. We believe that sluggish economic growth in the first half of the year may cause high yield default rates to increase from the current levels but remain below the long-term average. While credit spreads may continue to widen in the first half of the year, we believe additional widening will be limited to 50-100 basis points.

At the beginning of 2008, the Lehman Brothers U.S. Corporate High Yield Index was yielding 9.64% compared to 4.03% for the 10-year Treasury note. Investors may be somewhat reluctant to move aggressively back into the high yield market until they gain confidence the economy can avoid recession. As a result, we don't expect high yield bonds to get off to a fast

RATING SUMMARY

BBB	4.3%
BB	39.0
B	42.5
CCC	12.8
Not Rated	0.0
Short Term	1.4

start in 2008. However, barring a more serious economic downturn than we anticipate, we believe high yield securities' current yield advantage should begin attracting more favorable investor attention.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

1 YEAR TOTAL RETURN

Lehman Brothers First Trust Income Opportunity Fund NYSE Ticker Symbol LBC
NAV[1,3]	(0.13%)
Market Price[2,3]	(11.54%)

AVERAGE ANNUAL TOTAL RETURN (LIFE OF FUND AS OF DECEMBER 31, 2007)

Lehman Brothers First Trust Income Opportunity Fund NYSE Ticker Symbol LBC
NAV[1,3]	9.39%
Market Price[2,3]	5.54%
Inception Date	07/28/2003

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock portfolios. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

Endnotes

1  Returns based on net asset value (NAV) of the Fund.

2  Returns based on market price of Fund shares on the New York Stock Exchange.

3  Performance for NAV and Market Price assume reinvestment of all dividends and capital gain distributions. Shares of the Fund fluctuate in value. Fund performance changes over time and currently may be different from that shown as of 12/31/07. Past performance is no guarantee of future results. More current unaudited Fund performance information can be obtained by visiting the Fund's website at www.lbftincomeopportunity.com.

Glossary of Indices

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index:	The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index described below, capped such that no single issuer accounts for more than 2% of the index weight.

The Lehman Brothers U.S. Corporate High Yield Index:	The U.S. Corporate High Yield Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, rated and certain unrated taxable corporate bond market. The index excludes Emerging Markets debt.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described indices.

Schedule of Investments Lehman Brothers First Trust Income Opportunity Fund

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Corporate Debt Securities (149.2%)
Aerospace/Defense (2.6%)
$ 3,705,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	$ 3,792,994
165,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	Ba3	BB+	162,112
340,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	Ba3	BB+	334,900
				4,290,006
Airlines (1.8%)
2,927,591	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	2,971,505
Apparel/Textiles (0.4%)
600,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B+	598,500
Auto Loans (18.0%)
1,610,000	Ford Motor Credit Co., Unsecured Notes, 7.38%, due 10/28/09	B1	B	1,515,406
6,870,000	Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10	B1	B	6,555,368
3,760,000	Ford Motor Credit Co., Unsecured Notes, 7.38%, due 2/1/11	B1	B	3,367,102
3,875,000	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	3,397,065
15,030,000	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba3	BB+	12,858,075
1,715,000	General Motors Acceptance Corp., Unsecured Notes, 7.00%, due 2/1/12	Ba3	BB+	1,455,049
				29,148,065
Auto Parts & Equipment (1.8%)
1,002,000	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.63%, due 12/1/11	Ba3	B	1,044,585
1,770,000	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	1,876,200
				2,920,785
Beverage (1.2%)
1,355,000	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	Ba3	BB-	1,358,388
720,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	675,000
				2,033,388
Chemicals (1.9%)
1,440,000	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	1,555,200
1,625,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	1,527,500	ñ
				3,082,700
Consumer/Commercial/Lease Financing (0.8%)
2,060,000	Residential Capital LLC, Guaranteed Notes, 7.50%, due 2/22/11	Ba3	BB+	1,282,350
Electric—Generation (11.9%)
1,155,000	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	Ba3	BB+	1,205,531	ñ
1,100,000	AES Corp., Senior Notes, 7.75%, due 10/15/15	B1	B	1,116,500	ñ
1,695,000	AES Corp., Senior Notes, 8.00%, due 10/15/17	B1	B	1,733,138	ñ
4,800,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	4,776,000
510,000	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	B1	BB-	522,750
5,130,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	B1	BB-	4,822,200
2,635,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	B3	B-	2,641,587
2,615,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	B1	B	2,549,625
				19,367,331

See Notes to Schedule of Investments	6

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Electric—Integrated (4.4%)
$ 3,660,000	Energy Future Holdings, Guaranteed Notes, 10.88%, due 11/1/17	B3	CCC+	$ 3,678,300	ñ
3,430,000	Texas Competitive Electric Holdings LLC, Guaranteed Notes, 10.50%, due 11/1/16	B3	CCC	3,387,125	ñ
				7,065,425
Electronics (3.3%)
3,995,000	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	B2	B-	3,395,750
1,365,000	NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14	Ba3	BB-	1,296,750
770,000	NXP BV Funding LLC, Guaranteed Notes, 9.50%, due 10/15/15	B3	B-	705,513
				5,398,013
Energy—Exploration & Production (2.6%)
3,500,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba3	BB	3,578,750
570,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	Ba3	BB	564,300
				4,143,050
Environmental (0.8%)
1,375,000	Allied Waste North America, Inc., Guaranteed Notes, Ser. B, 7.25%, due 3/15/15	B1	BB+	1,368,125
Food & Drug Retailers (1.2%)
1,175,000	Rite Aid Corp., Senior Unsecured Notes, 8.63%, due 3/1/15	Caa1	CCC+	947,344
1,185,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	980,587
				1,927,931
Forestry/Paper (0.6%)
995,000	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	965,150
Gaming (8.2%)
1,745,000	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	1,701,375	ñ
1,800,000	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	Caa1	CCC+	1,561,500	ñ
1,180,000	Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa2	CCC	802,400
1,605,000	Mashantucket Western Pequot Tribe, Bonds, Ser. A, 8.50%, due 11/15/15	Ba1	BB+	1,613,025	ñ
820,000	MGM Grand, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09	Ba2	BB	815,900
1,910,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	2,053,250	ñ
2,105,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	BB-	2,073,425	ñ
1,745,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	1,692,650	ñ
1,065,000	Station Casinos, Inc., Senior Unsecured Notes, 7.75%, due 8/15/16	B2	B	961,162
				13,274,687
Gas Distribution (11.8%)
1,380,000	AmeriGas Partners L.P., Senior Notes, 7.13%, due 5/20/16	B1		1,338,600
1,000,000	El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32	Baa3	BB	1,171,399
1,635,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	B2	B-	1,679,963
5,290,000	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	Ba2	BB-	5,258,255
1,360,000	Kinder Morgan, Inc., Senior Debentures, 7.25%, due 3/1/28	Ba2	BB-	1,276,297
1,675,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	B1	B	1,725,250
810,000	Sabine Pass L.P., Secured Notes, 7.25%, due 11/30/13	Ba3	BB	773,550

See Notes to Schedule of Investments	7

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
$ 3,855,000	Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16	Ba3	BB	$ 3,681,525
2,025,000	Transcontinental Gas Pipe Line, Unsecured Debentures, 7.25%, due 12/1/26	Baa2	BBB-	2,151,562
				19,056,401
Health Services (15.3%)
655,000	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	B3	B-	667,281
3,230,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	3,391,500
5,095,000	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	5,387,963
2,600,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	B3	B-	2,593,500	ñ
1,380,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	Caa1	B-	1,359,300	ñ
2,206,312	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.12%, due 3/15/08	Caa2	CCC+	2,129,091	ñµ
1,200,000	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	B1	BB-	1,213,500
3,265,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	B1	BB-	3,003,800
1,985,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B2	CCC+	1,957,706
320,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	Ba1	BB+	316,800
140,000	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	Ba1	BB+	141,400
2,015,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	Ba1	BB+	1,974,700
695,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	Ba1	BB+	688,050
				24,824,591
Investments & Misc. Financial Services (2.3%)
2,675,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	2,608,125
1,095,000	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	Caa1	B-	1,067,625	ñ
				3,675,750
Leisure (1.1%)
1,980,000	Royal Caribbean Cruises, Senior Unsubordinated Notes, 7.50%, due 10/15/27	Ba1	BBB-	1,805,255
Media—Broadcast (5.5%)
4,270,000	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	Caa1	CCC	3,202,500
1,135,000	Entercom Radio/Capital, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	1,100,950
1,270,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	B1	B-	1,195,387
675,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	B1	B-	635,344
2,375,000	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	B3	CCC+	2,164,219	ñ
815,000	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	636,719
				8,935,119
Media—Cable (8.7%)
1,193,000	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	972,295
3,545,000	Charter Communications Operating LLC, Secured Notes, 8.38%, due 4/30/14	B2	B+	3,429,787	ñ
4,310,000	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	4,482,400
1,880,000	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	Ba3	BB-	1,857,440
1,415,000	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	1,429,150
1,850,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	1,887,000
				14,058,072
Media—Diversified (0.9%)
1,460,000	Quebecor Media, Inc., Senior Unsecured Notes, 7.75%, due 3/15/16	B2	B	1,401,600	ñ

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Media—Services (1.9%)
$ 2,170,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	$ 1,670,900
2,100,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	1,344,000	^^
				3,014,900
Metals/Mining Excluding Steel (6.7%)
1,670,000	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	B3	B-	1,394,450
2,025,000	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	Caa1	B-	1,640,250
2,065,000	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	2,003,050
425,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	Ba3	BB	450,500
1,500,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	1,608,750
3,995,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	3,765,287
				10,862,287
Non-Food & Drug Retailers (2.0%)
970,000	Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12	Caa2	CCC	829,350	È
660,000	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB	687,225
1,500,000	Michaels Stores, Inc., Guaranteed Notes, Step-Up, 0.00%/13.00%, due 11/1/16	Caa1	CCC	823,125	È^^
965,000	Michaels Stores, Inc., Guaranteed Notes, 11.38%, due 11/1/16	Caa1	CCC	885,388	È
				3,225,088
Packaging (4.8%)
5,030,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	5,105,450
1,260,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	1,297,800
1,525,000	Graham Packaging Co, Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	1,403,000
				7,806,250
Printing & Publishing (6.3%)
3,220,000	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	Ba3	B	3,264,275
2,105,000	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B1	B	2,189,200
905,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	830,338
1,455,000	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	B3	B	1,302,225
650,000	R.H. Donnelley Corp., Senior Notes, 8.88%, due 10/15/17	B3	B	601,250	ñ
2,335,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+	1,955,562	ñ
				10,142,850
Railroads (2.1%)
660,000	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B+	641,850	ñ
2,640,000	TFM SA de C.V., Senior Unsubordinated Notes, 9.38%, due 5/1/12	B2		2,765,400
				3,407,250
Real Estate Dev. & Mgt. (2.1%)
1,470,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	Ba3	BBB-	1,381,800
2,150,000	American Real Estate Partners L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BBB-	2,082,813
				3,464,613

See Notes to Schedule of Investments	9

PRINCIPAL AMOUNT		RATING§		MARKET VALUE†
		Moody's	S&P
Restaurants (0.8%)
$ 1,435,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	$ 1,284,325
Software/Services (2.6%)
4,545,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	B3	B-	4,226,850	ñ
Steel Producers/Products (2.8%)
1,720,000	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 11.23%, due 1/2/08	Caa1	CCC	1,410,400	ñµ
1,365,000	Steel Dynamics, Inc., Senior Notes, 7.38%, due 11/1/12	Ba2	BB+	1,371,825	ñ
2,005,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	B3	B-	1,804,500
				4,586,725
Support—Services (2.1%)
3,645,000	Knowledge Learning Corp, Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	3,471,863	ñ
Telecom—Integrated/Services (7.1%)
1,440,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	1,425,600
2,200,000	Intelsat Bermuda Ltd., Guaranteed Notes, 9.25%, due 6/15/16	B2	B	2,211,000
395,000	Intelsat Subsidiary Holding Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	B2	B	396,975
1,495,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	Baa3	BBB	1,472,757
2,200,000	Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16	B2	B	2,255,000	ñ
1,620,000	Qwest Corp., Notes, 8.88%, due 3/15/12	Ba1	BBB-	1,733,400
1,910,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	Ba3	BB-	2,005,500
				11,500,232
Theaters & Entertainment (0.8%)
1,230,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	1,254,600
	Total Corporate Debt Securities (Cost $250,917,421)			241,841,632
NUMBER OF SHARES
Short-Term Investments (4.1%)
3,620,331	Neuberger Berman Prime Money Fund Trust Class			3,620,331	@
3,006,401	Neuberger Berman Securities Lending Quality Fund, LLC			3,006,401	‡
	Total Short-Term Investments (Cost $6,626,732)			6,626,732	#
	Total Investments (153.3%) (Cost $257,544,153)			248,468,364	##
	Cash, receivables and other assets, less liabilities (2.2%)			3,622,889
	Money Market Cumulative Preferred Shares [(55.5%)]			(90,000,000)
	Total Net Assets (100.0%)			$ 162,091,253

See Notes to Schedule of Investments	10

Notes to Schedule of Investments

†  Investments in debt securities by Lehman Brothers First Trust Income Opportunity Fund (the "Fund") are valued daily by obtaining price quotations from independent pricing services on all securities available in each service's database. For all other debt securities requiring daily quotations, bid price quotations are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such prices will be at or close to the price at which the security is next quoted. Securities with remaining maturities of 60 days or less are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereafter assumes a constant amortization to maturity of any discount of premium.

#  At cost, which approximates market value.

##  At December 31, 2007, the cost of investments for U.S. federal income tax purposes was $258,103,110. Gross unrealized appreciation of investments was $1,711,773 and gross unrealized depreciation of investments was $11,346,519, resulting in net unrealized depreciation of $9,634,746, based on cost for U.S. federal income tax purposes.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2007, these securities amounted to approximately $53,423,041 or 33.0% of net assets applicable to common shareholders.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

µ   Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2007.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

§  Credit ratings are unaudited.

See Notes to Financial Statements	11

Statement of Assets and Liabilities

Lehman Brothers First Trust Income Opportunity Fund
December 31, 2007
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$241,841,632
Affiliated issuers	6,626,732
248,468,364
Dividends and interest receivable	4,499,334
Receivable for securities sold	2,687,954
Receivable for securities lending income (Note A)	3,907
Prepaid expenses and other assets	4,212
Total Assets	255,663,771
Liabilities
Payable for collateral on securities loaned (Note A)	3,006,401
Distributions payable—preferred shares	292,792
Distributions payable—common shares	51,684
Payable to investment manager—net (Notes A & B)	130,055
Payable to administrator (Note B)	10,879
Payable for securities lending fees (Note A)	293
Accrued expenses and other payables	80,414
Total Liabilities	3,572,518
Money Market Cumulative Preferred Shares (3,600 shares issued and outstanding) at liquidation value	90,000,000
Net Assets applicable to Common Shareholders at value	$162,091,253
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$173,930,043
Distributions in excess of net investment income	(296,685)
Accumulated net realized gains (losses) on investments	(2,466,316)
Net unrealized appreciation (depreciation) in value of investments	(9,075,789)
Net Assets applicable to Common Shareholders at value	$162,091,253
Common Shares Outstanding, no par value; unlimited number of shares authorized	12,254,585
Net Asset Value Per Common Share Outstanding	$13.23
†Securities on loan, at market value	$2,873,169
*Cost of Investments:
Unaffiliated issuers	$250,917,421
Affiliated issuers	6,626,732
Total cost of investments	$257,544,153

See Notes to Financial Statements	12

Statement of Operations

Lehman Brothers First Trust Income Opportunity Fund
For the Year Ended December 31, 2007
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$22,615,956
Income from investments in affiliated issuers (Note E)	388,720
Income from securities loaned—net (Note E)	4,074
Foreign taxes withheld	(503)
Total income	$23,008,247
Expenses:
Investment management fees (Notes A & B)	1,620,979
Administration fees (Note B)	103,999
Investor service fees (Note B)	135,082
Stock transfer agent fees	21,475
Auction agent fees (Note B)	224,603
Audit fees	38,650
Basic maintenance expense (Note B)	20,833
Custodian fees and other service fees (Note B)	152,980
Insurance expense	9,246
Legal fees	141,119
Shareholder reports	66,490
Stock exchange listing fees	16,318
Directors' fees and expenses	25,999
Miscellaneous	28,694
Total expenses	2,606,467
Investment management fees waived (Notes A & B)	(6,095)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3,639)
Total net expenses	2,596,733
Net investment income (loss)	$20,411,514
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,080,445
Interest rate swap contracts	396,141
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(18,319,687)
Interest rate swap contracts	(514,457)
Net gain (loss) on investments	(16,357,558)
Distributions to Preferred Shareholders	(5,085,940)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(1,031,984)

See Notes to Financial Statements	13

Statement of Changes in Net Assets

	Lehman Brothers First Trust Income Opportunity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$20,411,514	$20,166,158
Net realized gain (loss) on investments	2,476,586	2,693,328
Change in net unrealized appreciation (depreciation) of investments	(18,834,144)	4,853,489
Distributions to Preferred Shareholders From (Note A):
Net investment income	(4,935,470)	(4,487,200)
Net realized gain on investments	(150,470)	—
Total distributions to preferred shareholders	(5,085,940)	(4,487,200)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,031,984)	23,225,775
Distributions to Common Shareholders From (Note A):
Net investment income	(20,709,303)	(16,566,992)
Net realized gain on investments	(589,446)	—
Total distributions to common shareholders	(21,298,749)	(16,566,992)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	32,614	72,014
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(22,298,119)	6,730,797
Net Assets Applicable to Common Shareholders:
Beginning of year	184,389,372	177,658,575
End of year	$162,091,253	$184,389,372
Undistributed net investment income (loss) at end of year	$—	$248,326
Distributions in excess of net investment income at end of year	$(296,685)	$—

See Notes to Financial Statements	14

Notes to Financial Statements Lehman Brothers First Trust Income Opportunity Fund

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers First Trust Income Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Prior to February 2007, Lehman Brothers Asset Management Inc. was investment adviser to the Fund. Effective February 2007, Neuberger Berman Management Inc. ("Management") became the investment adviser. Lehman Brothers Asset Management LLC ("LBAM LLC") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol LBC.

  The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses on mortgage-backed securities, income recognized on interest rate swaps, the character of distributions paid, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$21,374,313	$21,054,192	$5,010,376	$—	$—	$—	$26,384,689	$21,054,192

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$47,790	$—	$(9,634,747)	$(1,907,357)	$(11,494,314)

  The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, post-October losses, and amortization of bond premium.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $1,907,357 of net capital losses arising between November 1, 2007 and December 31, 2007.

5  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders, after payments of any distributions on outstanding Money Market Cumulative Preferred Shares ("MMP"). There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-7.

  On January 11, 2008, the Fund declared three monthly distributions to common shareholders in the amount of $0.11 per share per month, payable after the close of the reporting period, on January 31, 2008, February 29, 2008 and March 31, 2008, respectively, to shareholders of record on January 24, 2008, February 22, 2008 and March 24, 2008, respectively.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Money market cumulative preferred shares: The Fund is authorized to issue 3,750 MMP, each without par value. On October 22, 2003, the Fund issued 3,600 MMP with proceeds of $90,000,000 in a public offering. The underwriting commissions and offering costs of $1,236,545 were incurred in connection with the offering and were charged directly to paid-in capital of the common shares. Distributions to preferred shareholders are cumulative at a rate which is generally reset every twenty-eight days based on the results of an auction. The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% for a regular distribution period and at a rate agreed to by the Fund and the broker-dealers for a special distribution period. For the year ended December 31, 2007, Lehman Government Securities, Inc., an affiliate of Management, earned $225,000 in commissions.

  Distributions to preferred shareholders are recorded daily and are payable at the end of each distribution period. Each distribution payment period for the MMP is generally twenty-eight days. For the year ended December 31, 2007, the distribution rates for MMP ranged from 5.24% to 6.80%. The distribution rate for MMP on December 31, 2007 was 6.25%. In addition, at least annually, the Fund intends to distribute net realized capital gains, if any.

  The MMP are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, on any distribution payment date. The MMP are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, if the Fund defaults on its asset maintenance requirements with respect to the MMP and fails to cure such a default within the time permitted. If the distributions on the MMP shall remain unpaid in an amount equal to two full years' distributions, the holders of the MMP, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the MMP and the common shares have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share, and vote together as a single class, except that the holders of the MMP, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's Amended By-Laws. The Fund is required to maintain certain asset coverage with respect to the MMP as defined in the Fund's Amended By-Laws and the 1940 Act.

9  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's MMP. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by on e party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At December 31, 2007, the Fund had no outstanding interest rate swap contracts.

10  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in October 2007, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by LBAM LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2007, the Fund received net income under the securities lending arrangement of $4,074, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the year ended December 31, 2007, "Income from securities loaned—net" consisted of $4,404 in income earned on cash collateral and guaranteed amounts (including $0 of interest income earned from the Quality Fund and $4,404 in guaranteed amounts received from Neuberger), less fees and expenses paid of $330 (including $0 retained by Neuberger).

11  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that LBAM LLC has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at December 31, 2007.

13  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2007, management fees waived under this Arrangement amounted to $6,095 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2007, income earned under this Arrangement amounted to $388,720 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

  Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

15  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the preferred share distribution rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the preferred share distribution rates or borrowing costs.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

  The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained LBAM LLC to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates LBAM LLC for its services as sub-adviser. Management pays LBAM LLC a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Asset s that are in excess of $100 million. Management and LBAM LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly traded corporation.

  First Trust Portfolios L.P. ("First Trust") serves as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provides certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust receives a fee paid by Management.

  First Trust, as the investor servicing agent, developed and maintains a website for the Fund, assists in the dissemination of the Fund's net asset value and market price, provides ongoing shareholder and account maintenance services, replies to information requests from shareholders and aids in secondary market support. In consideration for these services, the Fund pays First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the year ended December 31, 2007, the Fund paid First Trust, as the investor servicing agent, a fee equal to $135,082.

  The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MMP Basic Maintenance Amount, which is the minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the MMP. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Prior to March 23, 2007, the Fund paid Investors Bank & Trust Company ("Investors Bank") for the preparation of this report. Effective March 23, 2007, the Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

  Effective March 23, 2007, State Street serves as the Fund's custodian, and effective April 9, 2007, The Bank of New York serves as the Fund's transfer agent, registrar, and dividend paying agent. Prior thereto, Investors Bank served as the Fund's custodian and administrator and as transfer agent, registrar and dividend paying agent for the common shares. For the year ended December 31, 2007, the Fund paid Investors Bank $73,906 for these services, which is reflected in the Statement of Operations under the caption "Custodian fee and other service fees."

  Effective March 23, 2007, the Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Effective March 23, 2007, the Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2007, the impact of this arrangement was a reduction of expenses of $3,639.

Note C—Securities Transactions:

  For the year ended December 31, 2007, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $348,610,508 and $332,419,592, respectively.

Note D—Capital:

  At December 31, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
12,254,585	—

  The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the years ended December 31, 2007 and December 31, 2006 were as follows:

Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
2007	2006	2007	2006
2,143	4,904	2,143	4,904

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2007	Value December 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	—	154,308,818	150,688,487	3,620,331	$3,620,331	$388,720
Neuberger Berman Securities Lending Quality Fund, LLC**	—	5,115,201	2,108,800	3,006,401	3,006,401	—
Total					$6,626,732	$388,720

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncement:

  In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Financial Highlights

Lehman Brothers First Trust Income Opportunity Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended December 31,				For the Period 7/28/2003^ through December 31,
	2007^^	2006	2005		2004	2003
Net Asset Value, Beginning of Period (Common Shares)	$15.05	$14.51	$15.58		$15.51	$14.33	@@
Net Investment Income¢	1.67	1.65	1.71		1.72	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)	0.61	(0.94)		0.11	1.31
Dividends to Preferred Shareholders
From Net Investment Income¢	(0.40)	(0.37)	(0.24)		(0.11)	(0.02)
From Net Realized Gains¢	(0.01)	—	—		—	—
Total Dividends to Preferred Shareholders	(0.41)	(0.37)	(0.24)		(0.11)	(0.02)
Total From Investment Operations Applicable to Common Shareholders	(0.08)	1.89	0.53		1.72	1.93
Less Distributions to Common Shareholders
From Net Investment Income	(1.69)	(1.35)	(1.58)		(1.55)	(0.60)
From Net Realized Gains	(0.05)	—	(0.02)		(0.10)	(0.02)
From Return of Capital	—	—	(0.00	)***	—	—
Total Distributions to Common Shareholders	(1.74)	(1.35)	(1.60)		(1.65)	(0.62)
Common Shares Offering Costs Charged to Paid-in Capital	—	—	—		—	(0.03)
Preferred Shares Underwriting Commissions and Offering Costs	—	—	—		—	(0.10)
Net Asset Value, End of Period (Common Shares)	$13.23	$15.05	$14.51		$15.58	$15.51
Market Value—End of Period (Common Shares)	$11.82	$15.18	$15.61		$16.48	$15.91
Total Return on Net Asset Value (Common Shares) (%)†	(0.13)	13.91	3.63		11.99	12.73	**
Total Return on Market Value (Common Shares) (%)†	(11.54)	6.79	5.40		15.48	10.47	**
Ratio of Gross Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††#	1.44	1.49	1.53		1.48	1.42	*
Ratio of Net Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††	1.44 §	1.49	1.53		1.48	1.42	*
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%)††	—	—	—		—	0.19	*
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%)††	11.33	11.29	11.44		11.36	10.00	*
Portfolio Turnover Rate (%)	129.41	111.49	96.18		106.76	32.08
Net Assets Applicable to Common Shares, End of Period (000)	$162,091	$184,389	$177,659		$190,700	$189,644
Money Market Cumulative Preferred Shares
Preferred Shares Outstanding, End of Period (000)	$90,000	$90,000	$90,000		$90,000	$90,000
Asset Coverage Per Share@	$70,107	$76,284	$74,400		$77,975	$77,675
Involuntary Liquidation Preference Per Share	$25,000	$25,000	$25,000		$25,000	$25,000
Approximate Market Value Per Share	$25,000	$25,000	$25,000		$25,000	$25,000

See Notes to Financial Highlights	22

Notes to Financial Highlights Lehman Brothers First Trust Income Opportunity Fund

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Year Ended December 31, 2007
1.44%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on MMP) from the Fund's total assets and dividing by the number of MMP outstanding.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to MMP outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

@@  Net asset value at beginning of period reflects the deduction from the $15.00 offering price of the sales load of $0.675 per share paid by the shareholder.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Lehman Brothers First Trust Income Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Lehman Brothers First Trust Income Opportunity Fund (the "Fund"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Brothers First Trust Income Opportunity Fund, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

800.877.9700 or 212.476.8800

Institutional Services 800.366.6264

Sub-Adviser

Lehman Brothers Asset Management LLC

200 South Wacker Drive

Suite 2100

Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Stock Transfer Agent

The Bank of New York

101 Barclay Street, II-E

New York, NY 10286

Address correspondence to:

Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

Attn: Institutional Services 800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Trustees and Officers Table (Unaudited)

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Lehman Brothers First Trust Income Opportunity Fund (the "Fund"). All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("NB Management"). The Statement of Additional Information includes additional information about fund Trustees as of the Fund's most recent public offering in 2003 and is available upon request, without charge, by calling (800) 877-9700. The Fund's Statement of Additional Information includes additional information about the Trustees as of 2003 and is available without charge, upon request, by calling 1-800-988-5196.

The address for each Trustee is Neuberger Berman Management Inc., 605 Third Avenue, New York, New York 10158.

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I

Independent Fund Trustees

Faith Colish (72) Trustee	Since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (47)	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	61	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (76) Trustee	Since 2006	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	61	None.

Peter P. Trapp (63) Trustee	Since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Peter E. Sundman* (48) Chief Executive Officer, Trustee and Chairman of the Board	Since 2006	Executive Vice President, Neuberger Berman Inc. (holding company), since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, NB Management since 1999; Managing Director, Neuberger Berman, since 2005; formerly, Executive Vice President, Neuberger Berman, 1999 to December 2005; formerly, Principal, Neuberger Berman, 1997 to 1999; formerly, Senior Vice President, NB Management, 1996 to 1999.	61	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

CLASS II

Independent Fund Trustees

John Cannon (78) Trustee	Since 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	61	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (70) Trustee	Since 2006	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	61	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (60) Trustee	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	61	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Tom D. Seip (58) Lead Independent Trustee	Since 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61	Director, H&R Block, Inc. (financial services company),
				since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Jack L. Rivkin* (67) President and Trustee	Since 2006	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company), since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	61	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

CLASS III

Independent Fund Trustees

Robert A. Kavesh (80) Trustee	Since 2006	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	61	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Howard A. Mileaf (71) Trustee	Since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O'Brien (79) Trustee	Since 2006	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	61	Director, Legg Mason, Inc. (financial services holding company), since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75) Trustee	Since 2006	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	61	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Name, Age and Position(1) with Fund	Length of Time Served	Principal Occupation(s)(2)	Number of Portfolios in Fund Complex Overseen by Fund Trustee(3)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (58)	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	61	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006, Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Candace L. Straight (60) Trustee	Since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	61	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The Board of Trustees shall at times be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2008, respectively, and at each third annual meeting of shareholders thereafter.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management.

Set forth below is information about the officers of the Fund. The address for each officer is NB Management, 605 Third Avenue, New York, New York 10158.

Name and Age	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2006	Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (38)	Assistant Treasurer since 2006	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 2006	Senior Vice President, Neuberger Berman, since 2007; Vice President-Mutual Fund Board Relations, NB Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2006	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2006	Managing Director, Neuberger Berman, since 1999; Senior Vice President, NB Management, since 2000; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)	Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Name and Age	Position and Length of Time Served(1)	Principal Occupation(s)(2)
Sheila R. James (42)	Assistant Secretary since 2006	Vice President, Neuberger Berman since 2008 and Employee since 1999; formerly Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2006	Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which NB Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)	Treasurer since 2006	Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)	Assistant Treasurer since 2006	Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2006	Senior Vice President, Neuberger Berman, since 2003; formerly, Vice President, Neuberger Berman, 1999 to 2002; Vice President, sixteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (37)	Chief Compliance Officer since 2006	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc., since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.lbftincomeopportunity.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Certification

The Fund is listed on the New York Stock Exchange ("NYSE") and therefore is subject to certain NYSE corporate governance listing standards that require it to include the following information in this annual report. During the fiscal year covered by this report, the Fund submitted to the NYSE an annual certification of its CEO and filed with the SEC the certification of its principal executive and principal financial officer required by Rule 30a-2 under the 1940 Act.

Notice to Shareholders (Unaudited)

The Fund hereby designates $5,010,376 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees ("Board") of Lehman Brothers First Trust Income Opportunity Fund ("Fund"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or the Fund ("Independent Fund Trustees"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM LLC") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM LLC regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM LLC. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the contract review. The contract review extends over two regular meetings of the Board to ensure that Management and LBAM LLC have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM LLC; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by LBAM LLC and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; noting that the Fund's closed-end structure limits its prospects for growth and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management and as the firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to Management or LBAM LLC or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group.

The Board considered whether there were other funds that were advised or sub-advised by Management or LBAM LLC or their affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability from its relationship with the Fund would not be excessive. The Board also determined that the level of profitability from the sub-advisory relationship with the Fund was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM LLC could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Lehman Brothers Asset Management LLC

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0768 02/08

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Lehman Brothers First Trust Income Opportunity Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $34,500 and $34,500 for the fiscal years ended 2006 and 2007, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $6,250 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,900 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided comprised tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

 (g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $14,950 and $15,150 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $475,000 and $425,000 for the fiscal years ended 2006 and 2007, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Fund is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management Inc. (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin and Thomas P. O’Reilly have served as portfolio managers for the Fund.  Ms. Benjamin is the managing director and chief investment officer of high yield for Lehman Brothers Asset Management LLC (“Lehman Brothers Asset Management”).  She serves as the lead portfolio manager for all of Lehman Brothers Asset Management’s high yield strategy accounts. She has been with Lehman Brothers Asset Management since March 1, 1997.

Mr. O’Reilly has served as portfolio and credit analyst for the Fund.  He is a senior vice president and portfolio manager for Lehman Brothers Asset Management.  He serves as portfolio and credit analyst for all of Lehman Brothers Asset Management’s high yield strategy accounts. He has been with Lehman Brothers Asset Management since July 1, 1997.

(a)(2) The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2007.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*	4	600.0	-	-
Other Pooled Investment Vehicles	1	128.8	-	-
Other Accounts**	38	6,347.5	1	921.3
Thomas P. O’Reilly
Registered Investment Companies*	4	600.0	-	-
Other Pooled Investment Vehicles	1	128.8	-	-
Other Accounts**	38	6,347.5	1	921.3

*Registered Investment Companies include: Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account b ut not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Lehman Brothers Asset Management and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of December 31, 2007)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance.  Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; an d (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the Portfolio Managers’ compensation packages, including:  (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and  (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party).  To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees.  NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of December 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	A
Thomas P. O’Reilly	A

A = None

E = $100,001-$500,000

B = $1-$10,000

F = $500,001-$1,000,000

C = $10,001 - $50,000

G = $1,000,001 or More

D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers First Trust Income Opportunity Fund

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  March 7, 2008

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date:  March 7, 2008